SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2007

               GVC VENTURE CORP.

(Exact name of registrant as specified in its charter)

                       Delaware

(State or other jurisdiction of incorporation)

000-15862	13-3018466
(Commission File Number)	(IRS Employer Identification No.)

The Chrysler Building, 405 Lexington Avenue, New York, New York10174
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 907-6610

                               Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.03     Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

On November 5, 2007, the Board of Directors of the Company approved amendments to Section 1 of Article V of the Company’s By-Laws (the “By-Laws”) to permit the issuance and transfer of uncertificated shares of its stock. Previously all shares were required to be evidenced by certificates.

The description of the amendment to the By-Laws contained herein is qualified in its entirety by reference to Section 1 of Article V of the Company’s By-Laws, as amended, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits:

3.1     By-Laws of the Company, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 6, 2007	GVC VENTURE CORP. By: /s/ Bernard Zimmerman Bernard Zimmerman, Chairman of the Board of Directors, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.     Description

3.1                 By-Laws of the Company, as amended.